UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 27, 2018

PetMed Express, Inc. (Exact name of registrant as specified in its charter)

Florida	000-28827	65-0680967
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

420 South Congress Avenue, Delray Beach, FL 33445
(Address of principal executive offices) (Zip Code)

(561) 526-4444
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07   Submission of Matters to a Vote of Security Holders.

PetMed Express, Inc. (the “Company”, “we”, or “our”) held its Annual Meeting of Stockholders in Delray Beach, Florida on July 27, 2018. Stockholders voted on the following proposals:

1.	To elect six Directors to the Board of Directors for a one-year term expiring in 2019;

2.	To conduct an advisory vote on named executive officer compensation;

3.	To ratify the appointment of RSM US LLP, as the independent registered public accounting firm for the Company to serve for the 2019 fiscal year.

The proposals presented at the Annual Meeting of Stockholders are described in more detail in the Company’s Proxy Statement on Schedule 14A that was filed with the United States Securities and Exchange Commission on June 11, 2018. As of June 1, 2018, the record date for the Annual Meeting of Stockholders, there were 20,600,605 shares of the Company’s common stock issued and outstanding and eligible to be voted at the Annual Meeting of Stockholders. A total of 18,916,846 shares were represented in person or by proxy at the Annual Meeting of Stockholders, which constituted a quorum to conduct business at the Annual Meeting of Stockholders. With a majority of the outstanding shares voting either by proxy or in person, our stockholders approved all three proposals, with voting as follows:

Proposal 1:	Shares For	Against	Witheld	Broker Non-Votes

Election of Directors:
Menderes Akdag	13,443,712	-	126,358	5,346,776
Leslie C.G. Campbell	13,490,950	-	79,120	5,346,776
Frank J. Formica	12,767,244	-	802,826	5,346,776
Gian M. Fulgoni	13,116,303	-	453,767	5,346,776
Ronald J. Korn	12,753,740	-	816,330	5,346,776
Robert C. Schweitzer	11,571,180	-	1,998,890	5,346,776

Proposal 2:

Advisory vote on the named executive officer compensation, as disclosed in the Company’s Proxy Statement for the Annual Meeting of Stockholders.

Shares For	Shares Against	Abstain	Broker Non-Votes

8,119,670	5,376,147	74,250	5,346,779

Proposal 3:

To ratify the appointment of RSM US LLP as the independent registered public accounting firm for the Company to serve for the 2019 fiscal year.

Shares For	Shares Against	Abstain

18,524,757	294,515	97,574

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 31, 2018

PETMED EXPRESS, INC.

By:	/s/ Bruce S. Rosenbloom
Name:	Bruce S. Rosenbloom
Title:	Chief Financial Officer

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